

NANCY HANKS MINE
RATTLESNAKE
GAME RIDGE
Blackfoot River
Ovando
NEVADA VALLEY
Greenough
WALES CREEK STUDY AREA
MT200
Potomac
Milltown
Bonner
Missoula
Turah
Nancy Hanks Mine
Garnet
GARNET RAN
Clinton
Lolo
2282 m
2145 m
Bitterroot River
Clark Fork
BEARMOUTH NATIONAL GUARD TRAINING AREA
Drummond
W
E
N
S
WELCOME CREEK
MOUNTAINS
Legend
Town
Unimproved Road
Mine Site
Highway
2081 m
tevensville
0 4.25 8.5 17 25.5 34
Miles
2419 m
Jeff Switzer
Geologist-Grant Hartford Corpora
March 1, 2012


Nancy Hanks Mine. Garnet Project
2012 Mine Design
N
LEGEND
Development
Main Decline
Ore Access Drifts
Ore Solids
Marble Zone
NH3a
NH3b
NH3c
NH3d
NH3e
NH3f
NH3g
100 Feet
100 Feet
DEWEY 9833
NANCY
Created 02/28/12 Bob Flesher VP Geology GHC
1006000 E

